UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2022

Lottery.com Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38508	No. 81-1996183
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20808 State Hwy 71 W, Unit B Spicewood, Texas	78669
(Address of Principal Executive Offices)	(Zip Code)

(512) 592-2451

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LTRY	The Nasdaq Stock Market LLC
Warrants to purchase one share of common stock, each at an exercise price of $11.50	LTRYW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(b) On July 20, 2022, Lottery.com Inc. (the “Company”) was advised by Armanino LLP (“Armanino”), its registered independent public accountant for the fiscal year ended December 31, 2022, that the audited financial statements for the year ended December 31, 2021, and the unaudited financial statements for the quarter ended March 31, 2022, should no longer be relied upon. Armanino advised and determined subsequent to the audit and review of such financial statements, respectively, that a Company subsidiary entered into a line of credit in January 2022 that was not disclosed in the footnotes to the December 31, 2021 financial statements and was not recorded in the March 31, 2022 financial statements.

The Chair of the Audit Committee, a member of management, and counsel to the Company discussed with Armanino the matters disclosed in this Item 4.02(b) on July 19, 2022.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 21, 2022, Lawrence Anthony “Tony” DiMatteo III, the Chief Executive Officer (the “CEO”) of the Company and a member of its Board of Directors (the “Board”), provided a notice of resignation as CEO of the Company, its wholly owned subsidiary, AutoLotto, Inc. (“AutoLotto”), and all of its other subsidiaries and affiliates with the exception of LTRY WinTogether, Inc., with immediate effect. The Company accepted his resignation from such positions. Mr. DiMatteo served as an officer and director of AutoLotto since February 2015 and as CEO of the Company since the effectuation of the business combination in October 2021.

In connection with Mr. DiMatteo’s resignation, the Company entered into a resignation and release agreement with Mr. DiMatteo effective July 22, 2022 (the “Agreement”).

Pursuant to the Agreement, Mr. DiMatteo resigned as CEO of the Company effective July 22, 2022.

Following Mr. DiMatteo’s resignation, he will serve as Senior Advisor to the Board commencing on July 22, 2022 and continuing until the either party gives not less than ten (10) days’ prior notice to the other party (the “Consulting Period”) unless certain conditions for earlier termination become applicable. Mr. DiMatteo will, among other things, (i) provide consulting and advisory services to the Board of Directors of the Company as requested and (ii) cooperate in any ongoing and any future investigation by or related to the Company. Non-compete and customer and employee non-solicitation provisions as well as confidentiality obligations from prior agreements entered into between Mr. DiMatteo and the Company will apply while he consults and for a period of one year thereafter. Mr. DiMatteo may be paid $1,000 per month for each month during which he provides services to the Company, and reimbursed for business expenses validly incurred prior to his resignation. The Agreement includes a general release of claims by Mr. DiMatteo.

The foregoing description of Mr. DiMatteo’s Agreement is qualified in its entirety by reference to the text of the Agreement filed as Exhibit 10.1 and incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K (the “Form 8-K”) contains statements that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this Form 8-K, regarding the Company’s strategy, future operations, prospects, plans and objectives of management, are forward-looking statements. When used in this Form 8-K, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “initiatives,” “continue,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. The forward-looking statements speak only as of the date of this Form 8-K or as of the date they are made. The Company cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company. In addition, the Company cautions you that the forward-looking statements contained in this Form 8-K are subject to risks and uncertainties, including but not limited to, any future findings from ongoing review of the Company’s internal accounting controls, additional examination of the preliminary conclusions of such review and those additional risks and uncertainties discussed under the heading “Risk Factors” in the Form 10-K filed by the Company with the SEC on April 1, 2022, and the other documents filed, or to be filed, by the Company with the SEC. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in the reports that the Company has filed and will file from time to time with the SEC. These SEC filings are available publicly on the SEC’s website at www.sec.gov. Should one or more of the risks or uncertainties described in this Form 8-K materialize or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Except as otherwise required by applicable law, the Company disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10.1	Resignation and Release Agreement, by and between Lottery.com Inc. and Lawrence Anthony DiMatteo III, dated July 22, 2022
104	Cover Page Interactive Date File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lottery.com Inc.

By:	/s/ Kathryn Lever
Name:	Kathryn Lever
Title:	Chief Operating Officer and Chief Legal Officer

Date: July 22, 2022

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